CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Current Report of Precision Drilling Trust (the “Trust”) on Form 6-K dated November 10, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hank B. Swartout, Chairman and Chief Executive Officer of Precision Drilling Corporation, administrator of the Trust, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: November 10, 2006	By:	/s/ Hank B. Swartout
______________________________________________ Name: Hank B. Swartout
Title: Chairman and Chief Executive Officer of Precision Drilling Corporation, Administrator of Precision Drilling Trust